EFH Corp. Q1 2012 Investor Call May 1, 2012 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s natural gas hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not generally moving with natural gas prices; any decrease in market heat rates as the program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lenders under the commodity collateral posting facility to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q1 2012 Review Paul Keglevic Executive Vice President & CFO

Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
Q1 11 vs. Q1 12
1
; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results
1
Three months ended March 31.
Factor Q1 11 Q1 12 Change
EFH Corp. GAAP net loss (362) (304) 58
Items excluded from adjusted (non-GAAP) operating results (after tax) – noncash:
Unrealized commodity-related mark-to-market net losses 203 98 (105)
Unrealized mark-to-market net gains on interest rate swaps (92) (74) 18
Gain related to counterparty bankruptcy settlement (14) - 14
EFH Corp. adjusted (non-GAAP) operating loss (265) (280) (15)
3

Consolidated: key drivers of the change in adjusted (non-GAAP) operating results
Q1 11 vs. Q1 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers
4
Description/Drivers
Better (Worse)
Than
Q1 11
Competitive Business:
Higher net margin from asset management and retail activities 17
Lower amortization of intangibles arising from purchase accounting 17
Higher fuel costs for coal and nuclear generation (6)
All other - net 4
Contribution margin     32
Higher net interest expense driven by higher average rates (74)
Lower other income (and deductions) reflecting property damage claim settlement and franchise tax refund in 2011 (10)
Lower depreciation reflecting certain fully depreciated or retired generation equipment 21
6
Lower retail bad debt expense reflecting improved collections, customer mix and lower revenues 6
All other - net (3)
Total change - Competitive Business (22)
Regulated Business:
Higher net revenues reflecting transmission and distribution tariff increases, automated meter surcharges and growth in points of delivery 35
30
Higher 3rd party transmission fees (19)
Lower consumption primarily due to milder weather (15)
Higher depreciation and amortization reflecting infrastructure investment (8)
Higher operation and maintenance expenses due to regulatory asset amortization and employee-related and vegetation management costs (6)
Higher property taxes reflecting increased property tax rates (3)
Higher net interest expense driven by increased borrowings (2)
(5)
Change in Regulated Business (~80% owned by EFH Corp.) 7
Total change in EFH Corp. adjusted (non-GAAP) operating results (15)
Lower operating costs reflecting nuclear refueling outage in 2011, partially offset by environmental expenses and unplanned coal unit outages in 2012
All other – net, primarily effective tax rate and noncontrolling interests
Higher revenues from transmission cost recovery charges (largely offsets 3rd party transmission fees on an annual basis)

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
1
Q1 11 vs. Q1 12; $ millions
Q1 12
Q1 11
1,230
1,166
834
805
386
351
TCEH
Oncor
Q1 12 performance was largely driven by the same key drivers impacting adjusted (non-
GAAP) operating results.
10%
1
See Appendix for Regulation G reconciliations and definition. Includes $10 million of Corp. & Other Adjusted EBITDA in each of Q1 11 and Q1 12.
5
4%
5%

Luminant Operational Results
Coal-fueled generation; GWh
Q1 2012 Nuclear Plant Results
Solid safety performance
No unplanned outage days
Top decile industry performance for
reliability and cost
Nuclear-fueled generation; GWh
6
Q1 2012 Coal-Fueled Plant Results
Lower generation due to economic
backdown
Higher unplanned outage days
Q1 11
5,206
Q1 12
5,338
Q1 11
13,966
Q1 12
10,693
3%
23%

Q1 2012 Results
Residential sales volumes declined
22% driven by milder weather and an
8% decrease in customer counts
Texas January and March average
temperatures were in the top 15
warmest for the past 100 years
Lower SMB  and LCI  volumes reflect
competitive intensity and focus on
margin discipline
Lower bad debt expense due to
improved collection initiatives,
customer mix and lower revenues
TXU Energy Operational Results
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1
SMB – small business
2
LCI – large commercial and industrial
3
Last  twelve months
SMB
LCI
Residential
7
Q1 11
Q1 12
10,969
8,448
1,766
3,259
5,944
1,338
2,450
4,660
Q4 11
1,625 1,603
Q1 12
Q1 11 Q1 12
1,739
1,603
1%
8%
LTM
23%
2
2 1
3
1

8
Oncor Operational Results
Q1 11
Q1 12
1 SMB
–
small business; LCI
–
large commercial and industrial
2 AMS – Advanced Metering System
3 CREZ – Competitive Renewable Energy Zone
4 On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters
5 Last twelve months
Residential
SMB & LCI
3,181
3,214
Electricity distribution points of delivery
End of period, thousands of meters
Q1 12 Q4 11
3,203
3,214
Q1 11
Q1 12
26,717
24,770
13%
16,500
15,897
4%
1%
LTM 5
Q1 2012 Results
Lower volumes principally due to
milder weather partially offset by
premise growth
Lower SMB & LCI
1
energy volumes
due to milder weather partially offset
by economic growth
Execution of AMS
2
plan – 232,000
advanced meters installed in Q1 12;
over 2.5 million installed through
March 31, 2012
$1.1 billion spent on CREZ   through
March 31, 2012; $157 million spent
in 2012
3
1

2,054
2,054
1,062
198
749
1,141
Facility Limit LOCs/Cash Borrowings Availability
EFH Corp. Liquidity Management
As of March 31, 2012
9
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
749
3,116
EFH Corp. and TCEH continue to monitor capital market conditions for opportunities to ensure liquidity needs are met and to improve financial flexibility.
EFH Corp. (excluding Oncor) available liquidity
As of 3/31/12; $ millions
3,393

Commodity Prices
Commodity Units Q1 11 Actual Q1 12 Actual BOY 12E

NYMEX gas price
2
$/MMBtu $4.16 $2.46 $2.50
HSC gas price $/MMBtu $4.11 $2.41 $2.44
7x24 market heat rate (HSC)
3, 4
MMBtu/MWh 7.34 10.00 12.00
North Hub 7x24 power price
4
$/MWh $30.18 $23.46 $28.85
TCEH weighted avg. hedge price
5
$/MMBtu $7.94 $7.46 $7.32
Gulf Coast ultra-low sulfur diesel $/gallon $2.82 $3.17 $3.21
PRB 8400 coal $/ton $11.46 $8.28 $7.08
LIBOR interest rate
6
percent 0.46% 0.76% 0.88%
Commodity prices
Q1 12, Q1 11 and BOY 12E; mixed measures
10
1
2012 estimate based on average of monthly commodity prices as of 3/30/12 for April 2012 through December 2012.
2
The actual prices are computed based on settled Gas Daily prices for Henry Hub.
3
Based on ERCOT Nodal market clearing price for North Hub.
4
Heat rate and power prices on February 2-3, 2011 were excluded due to severe weather events. Including these events, 7x24 market heat rate averaged 9.36 and North Hub 7x24 power prices averaged $39.
5
Weighted average prices in the TCEH natural gas hedging program. Based on NYMEX Henry Hub prices of forward natural gas sales positions in the hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
6
The index for the settled value is a 6-month LIBOR rate. The 2012 estimate is based on 1 year LIBOR.

11
Factor Measure 2012 2013 2014 Total or Avg.
12/31/11
Natural gas hedges mm MMBtu ~294 ~254 ~149 ~697
Wtd. avg. hedge price $/MMBtu ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$3.24 ~$3.94 ~$4.34
Cum. MtM gain at 12/31/11 $ billions ~$1.7 ~$0.9 ~$0.5 ~$3.1
03/31/12
Natural gas hedges mm MMBtu ~225 ~254 ~149 ~628
Wtd. avg. hedge price $/MMBtu ~$7.32 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$2.50 ~$3.47 ~$3.96
Cum. MtM gain at 03/31/12 $ billions ~$1.4 ~$1.0 ~$0.6 ~$3.0
Q1 12 MtM (loss) gain $ billions ~($0.3) ~$0.1 ~$0.1 ~($0.1)
11
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
03/31/12 vs. 12/31/11; mixed measures, pre-tax
The value of the forward hedge program remained strong due to lower natural gas prices.
1
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the natural gas hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the approximate collar floor price. 12/31/11 prices for 2012 represent January 1,
2012 through December 31, 2012 values and 3/31/12 prices for 2012 represent April 1, 2012 through December 31, 2012 values.
2
MtM values include the effects of all transactions in the natural gas hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 3/31/12, 2012 represents April 1, 2012 through December 31, 2012 volumes. Where collars are reflected, the volumes are estimated based on the notional position of the derivatives to provide protection against downward price movements.  The notional volumes for collars are approximately 150 million MMBtu, which correspond to a delta position of approximately
139 million MMBtu in 2014.
4
2012 represents the average of monthly forward prices for April 1, 2012 though December 31, 2012.
1
2
1
4
2
3

12 12
TCEH Natural Gas Exposure
TCEH Natural Gas Position
12-14
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
Factor Measure 2012 2013 2014
Natural gas hedging program million MMBtu
~204             ~254 ~149
TXUE and LUME net positions million MMBtu ~175 ~70 ~20
Overall estimated percent of
total NG position hedged percent ~100% ~61% ~32%
TXUE and Luminant Net Positions
2
Hedges Backed by CCP
1
As of 3/31/12.  Balance of 2012 is from May 1, 2012 to December 31, 2012.  Assumes conversion of electricity positions based on a ~8.5 heat rate with natural gas generally being on the margin ~70-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated). Estimated position reflects the impact of
Clean Air Interstate Rule (CAIR), which currently governs Luminant emissions.  Potential impacts of Cross-State Air Pollution Rule (CSAPR) following the outcome of the pending legal proceeding are not reflected.
2
Includes estimated retail/wholesale effects. Excludes any transactions associated with proprietary trading positions.
3
The 2014 position includes notional volume of approximately 150 million MMBtu costless collar with strikes of ~$7.80/MMBtu and ~$11.75/MMBtu for puts and calls respectively. The delta equivalent short position is ~139 million MMBtu.
175
70
20
145
254
149
59
204
353
379
528
522
2012 2013 2014 3
TCEH has hedged 100% of its estimated natural gas price exposure for 2012.

13 13 13
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
March 31, 2012 Change
BOY 12E Impact
$ millions
7X24 market heat rate (MMBtu/MWh) ~75 0.1 MMBtu/MWh ~5
NYMEX gas price ($/MMBtu) ~100 $1/MMBtu ~0
Diesel ($/gallon) ~100 $1/gallon ~0
Base coal ($/ton)
4
>100 $2/ton ~2
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~15
Retail operations FY 2012
Residential contribution margin ($/MWh) 17 TWh $1/MWh ~17
Residential consumption 17 TWh 1% ~6
Business markets consumption 13 TWh 1% ~2
Impact on EFH Corp. Adjusted EBITDA
1
12E; mixed measures
The majority of 2012 commodity-related risks are significantly mitigated.
1
2012 estimate based on commodity positions as of 3/31/12 and reflecting the impact of CAIR, net of natural gas hedges and wholesale/retail effects. Potential impacts of CSAPR following the outcome of the pending legal proceeding are not reflected. Excludes gains and losses incurred prior to March 31, 2012.
2
Simplified representation of heat rate position in a single TWh position. Heat rate impacts are typically differentiated across plants and respective pricing periods: nuclear and coal-fueled plants generation (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub7x8).  Assumes conversion of electricity positions based on a ~8.5 market heat rate with natural gas generally being on the margin ~70-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
3
Includes positions related to fuel surcharge on rail transportation.
4
Excludes fuel surcharge on rail transportation.

$0.50
$0.75
$1.88
$1.79
$2.63
2nd Lien
1st Lien
Estimate as of March 31, 2012; $ billions
EFH / EFIH TCEH
1
1st Lien $0.50 $0.75
2
2nd Lien $1.29 $1.88
3
Total $1.79 $2.63
Estimated Secured Debt Capacity at EFH / EFIH and TCEH
1
14
$1.29
The debt capacity numbers presented above are for informational purposes only and should not be relied upon in connection with any investment decision regarding the securities of
EFH Corp. or its subsidiaries. All of these amounts are estimates based on EFH Corp.'s current interpretation of the covenants set forth in its and its subsidiaries' applicable debt agreements and do not take into account exceptions in the agreements that may allow for the incurrence of additional secured debt, including, but not limited to, acquisition debt, coverage ratio debt, refinancing debt, capital leases and hedging obligations.  Moreover, such amounts could change from time to time as a result of, among other things, the termination of any debt agreement (or specific terms therein) or a change in the debt agreement that results from negotiations with new or existing lenders.  In addition, covenants included in agreements governing additional, future debt may impose greater or lesser restrictions on the incurrence of secured debt by EFH Corp. and its subsidiaries.
Consequently, the actual amount of senior secured debt that EFH Corp. and its subsidiaries are permitted to incur under their respective debt agreements could be materially different than the amounts provided above. EFH Corp. encourages you to review,  in consultation with your own advisors, its and its subsidiaries’ various debt agreements, which are on file with the SEC, in order to assess the ability and capacity of EFH Corp. and its subsidiaries to incur additional debt (secured and unsecured) in the future.
EFH Corp. debt capacity reduced by any debt issued at EFIH and/or TCEH (other than indebtedness meeting the requirements of the refinancing carve-out).
EFIH debt capacity reduced by any debt issued at EFH Corp. and/or TCEH (other than indebtedness meeting the requirements of the refinancing carve-out).
Of this amount, $1.0B is permitted to be issued for cash (entire amount is permitted to be issued for exchanges).
TCEH is permitted to issue an unlimited amount of additional first-priority debt in order to refinance the first-priority debt outstanding under the TCEH Senior Secured Facilities.
1
2
3
4
5
2,3

15 Today’s Agenda Q&A Financial and Operational Overview Q1 2012 Review John Young President & CEO

HSC Natural Gas Prices
$/MMBtu
ERCOT North Hub ATC (7x24) Heat Rate
MMBtu/MWh
Forward Natural Gas Prices and Heat Rates
Forward gas prices declined due to shale production and mild weather; heat rates have risen due to an expectation of tightening reserve margins and ERCOT / PUCT actions for resource adequacy
1
2014 prices became observable year-end 2011.
2
Calendar 2012 represents market price for the balance of the year. For example, Calendar 2012 for April 2012 represents prices from May through December.
1

1
ERCOT Capacity, Demand and Reserves (CDR) Summary, Dec 11, as updated  by their Board of Directors Report, January 2012.
2
Historical reserve margins based on projections for each year prior to summer peak season, based on the formula in effect at the time.
Resource Adequacy in ERCOT
ERCOT reserve margin
1
2011A-2016E; percent
3.8
13.9
12.1
7.6
3.6
4.2
'11 '12 '13 '14 '15 '16
Historical forecasts
2
Operating reserve on Aug. 3, 2011
Dec 2011 forecast
1
17.5
ERCOT’s 13.75% target reserve margin
provides a buffer against de-rates,
forced outages, wind variability,
forecast error, and weather related
spikes
Current Market Activities:
Stakeholders are actively working with the
PUCT and ERCOT to develop several
market enhancements
o
Established minimum offer floor pricing
during deployment of certain reliability
related services
Pending PUCT/ERCOT actions and
deliberations:
Eliminate or mitigate the price dampening
impact of various inefficient rules and
protocols
– Increase the system-wide offer cap for
2012 and beyond
– Increase the administrative pricing
mechanism for scarcity events by changing
the power balance penalty curve
– Brattle Group recommendations due in
June for other market enhancements,
including longer-term solutions
Take positive action to signal regulatory
support for prices indicative of scarcity
conditions
–
–

18 Today’s Agenda Q&A Financial and Operational Overview Q1 2012 Review EFH Corp. Senior Executive Team

19 Questions & Answers

20 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH Corp. uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with
GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments allowable under the EFH Corp. senior secured notes indenture.  Adjusted EBITDA plays an important role in respect of certain covenants contained in this indenture.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies. See EFH Corp.’s filings with the SEC for a detailed reconciliation of
EFH Corp.’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business Refers to the results of the Regulated Delivery segment, which consists largely of EFH Corp.’s investment in Oncor.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2011 and 2012
$ millions
Factor Q1 11 Q1 12
Net loss attributable to EFH Corp. (362) (304)
Income tax benefit (215) (180)
Interest expense and related charges 643 785
Depreciation and amortization 369 337
EBITDA 435 638
Adjustments to EBITDA (pre-tax):
Oncor distributions/dividends 16 36
Interest income (2) (2)
Amortization of nuclear fuel 37 42
Purchase accounting adjustments
1
50 21
Impairment of assets and inventory write-down - 1
Equity in earnings of unconsolidated subsidiary (50) (57)
Unrealized net loss resulting from hedging and trading transactions 316 152
Noncash compensation expense
2
- 4
Severance expense 3 1
Transition and business optimization costs
3
5 9
Transaction and merger expenses
4
9 10
Restructuring and other
5
(25) (1)
Expenses incurred to upgrade or expand a generation station
6
36 26
EFH Corp. Adjusted EBITDA per Incurrence Covenant 830 880
Add back Oncor adjustments 336 350
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,166 1,230
22
1
2
3
4
5
6
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
Includes certain incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
Primarily represents Sponsor Group management fees.
Includes settlement of amounts due from a hedging/trading counterparty.
Reflects noncapital outage costs.

Table 2: TCEH Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2011 and 2012
$ millions
Factor Q1 11 Q1 12
Net loss (301) (238)
Income tax benefit (155) (115)
Interest expense and related charges 498 622
Depreciation and amortization 362 330
EBITDA 404 599
Adjustments to EBITDA (pre-tax):
Interest income (27) (17)
Amortization of nuclear fuel 37 42
Purchase accounting adjustments 38 9
EBITDA amount attributable to consolidated unrestricted subsidiaries (2) (2)
Unrealized net loss resulting from hedging and trading transactions 316 152
Corp. depreciation, interest and income tax expense included in SG&A 3 4
Noncash compensation expense - 3
Severance expense - 1
Transition and business optimization costs 6 9
Transaction and merger expenses 11 10
Restructuring and other (17) (2)
Expenses incurred to upgrade or expand a generation station 36 26
TCEH Adjusted EBITDA per Incurrence Covenant 805 834
Expenses related to unplanned generation station outages 58 26
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant 8 -
TCEH Adjusted EBITDA per Maintenance Covenant 871 860
23
1
2
3
4
5
6
7
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits  and gains on asset sales not recognized in net income due to purchase accounting.
2
Includes expenses recorded under stock-based compensation accounting standards and excludes capitalized amounts.
3
Includes certain incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
4
Primarily represents Sponsor Group management fees.
5
Includes settlement of amounts due from a hedging/trading counterparty.
6
Reflects noncapital outage costs.
7
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

Table 3: Oncor Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2011 and 2012
$ millions
Factor Q1 11 Q1 12
Net income 65 75
Income tax expense 40 49
Interest expense and related charges 90 91
Depreciation and amortization 172 184
EBITDA 367 399
Interest income (10) (8)
Purchase accounting adjustments (8) (6)
Noncash compensation expense - 1
Transition and business optimization costs and other 2 -
Oncor Adjusted EBITDA 351 386
1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
2 Includes expenses recorded under stock-based compensation accounting standards.
24
1
2